UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2026

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Third Amendment to Amended and Restated Credit Agreement

On May 19, 2026 (the “Third Amendment Effective Date”), PEDEVCO Corp., a Texas corporation (the “Company”), entered into a Third Amendment to Credit Agreement (the “Third Amendment”) with Citibank, N.A., as administrative agent (the “Administrative Agent”), each of the guarantors party thereto, and each of the lenders party thereto. The Third Amendment amends that certain Amended and Restated Credit Agreement dated as of October 31, 2025 (as previously amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), among the Company, as borrower, the Administrative Agent, and the lenders party thereto, to, among other things, increase the borrowing base and elected commitment amount from $120 million to $125 million. The redetermination of the borrowing base pursuant to the Third Amendment constituted the redetermination originally scheduled for on or about December 1, 2025, with the next redetermination scheduled to occur on or about July 1, 2026.

The foregoing description of the Third Amendment is a summary only and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01 in its entirety.

For a full description of the Credit Agreement, which was amended by the Third Amendment, see the Credit Agreement, the First Amendment thereto and the Second Amendment thereto, which are incorporated by reference herein as Exhibits 10.1 through 10.3, respectively.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report with respect to the Third Amendment is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#

Amended and Restated Credit Agreement dated as of October 31, 2025, among PEDEVCO Corp., as borrower, Citibank, N.A., as administrative agent, and the lenders party thereto (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2025, and incorporated herein by reference)(File No. 001-35922)

10.2

First Amendment to Credit Agreement, dated as of December 2, 2025, among PEDEVCO Corp., as borrower, Citibank, N.A., as administrative agent, each guarantor party thereto, and each lender party thereto (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2026, and incorporated herein by reference)(File No. 001-35922)

10.3

Second Amendment to Credit Agreement, dated as of May 5, 2026, among PEDEVCO Corp., as borrower, Citibank, N.A., as administrative agent, each guarantor party thereto, and each lender party thereto (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2026, and incorporated herein by reference)(File No. 001-35922)

10.4*	Third Amendment to Credit Agreement, dated as of May 19, 2026, among PEDEVCO Corp., as borrower, Citibank, N.A., as administrative agent, each guarantor party thereto, and each lender party thereto

104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: May 20, 2026	By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

3